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Exhibit 99.1

Directions to [Special Meeting Location]
[Special Meeting Address]
San Francisco, California [            ]
[            ] (Phone), [            ] (Fax)
From the North
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From the South
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From the East
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From the West
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Your proxy card is attached below.

FOLD AND DETACH HERE

KKR FINANCIAL CORP.
PROXY FOR SPECIAL MEETING OF STOCKOLDERS
[                        ], 2007
This Proxy is Solicited on Behalf of KKR Financial Corp.'s Board of Directors

The undersigned hereby appoints Saturnino S. Fanlo and David A. Netjes, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of KKR Financial Corp. Capital Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of KKR Financial Corp. in San Francisco, California, on [            ], [            ], 2007 at 11:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.

KKR FINANCIAL CORP.
555 California Street, 50th Floor
San Francisco, CA 94104

	THE BOARD OF DIRECTORS RECOMMENDS A			Please mark ☒
	VOTE "FOR" ITEM NO. 1			your votes as
indicated
1.
Approve the Agreement and Plan of Merger, dated February 9, 2007, among KKR Financial Corp., KKR Financial Holdings LLC, and KKR Financial Merger Corp., pursuant to which the conversion transaction will be effected.
	For ☐	Against ☐	Abstain ☐

(Continued and to be signed on other side)

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE
VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Receipt is hereby acknowledged of the KKR Financial Corp.
Notice of Meeting and Proxy Statement.

IMPORTANT:    Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

Dated:	, 2007

Signature

Signature

Please read the enclosed proxy statement, then vote and return the card at your earliest convenience.

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  Exhibit 99.1